Exhibit 99.1

UNAUDITED PRO FORMA

COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma combined condensed consolidated financial statements are based on the separate historical financial statements of TriCo Bancshares (“TriCo”) and North Valley Bancorp (“North Valley”) after giving effect to the merger of North Valley into Trico (the “Merger”) and the issuance of TriCo common stock in connection therewith, and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined condensed consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2014 is presented as if the Merger had occurred on June 30, 2014. The unaudited pro forma condensed consolidated income statements for the year ended December 31, 2013 and the six months ended June 30, 2014 are presented as if the Merger had occurred on January 1, 2013. The historical consolidated financial information has been adjusted to reflect factually supportable items that are directly attributable to the Merger and, with respect to the income statements only, expected to have a continuing impact on consolidated results of operations.

The unaudited pro forma combined condensed consolidated financial statements have been prepared using the acquisition method of accounting for business combinations under GAAP. TriCo is the acquirer for accounting purposes. Certain reclassifications have been made to the historical financial statements of North Valley to conform to the presentation in TriCo’s financial statements.

In connection with the plans to integrate the operations of TriCo and North Valley following the completion of the Merger, TriCo will incur nonrecurring charges, such as costs associated with systems implementation, severance, and other costs related to exit or disposal activities. These charges will affect the results of operations of TriCo in the periods in which they are recorded. The unaudited pro forma combined condensed consolidated statements of earnings do not include the effects of the costs associated with any restructuring or integration activities resulting from the transaction, as they are nonrecurring in nature. Additionally, the unaudited pro forma adjustments do not give effect to any nonrecurring or unusual restructuring charges that may be incurred as a result of the integration of the two companies or any anticipated disposition of assets that may result from such integration. However, the unaudited pro forma combined condensed consolidated balance sheets reflect the payment of merger costs specified therein as a reduction in cash and pro forma shareholders’ equity.

The unaudited pro forma combined condensed consolidated financial statements are provided for informational purposes only. The unaudited pro forma combined condensed consolidated financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the transaction been completed as of the dates indicated or that may be achieved in the future. The actual amounts recorded may differ materially from the information presented in these unaudited pro forma condensed consolidated financial statements as a result of material and significant information becoming known that was previously not expected or known; and changes in the financial results of the combined company, which could change the future discounted cash flow projections. The preparation of the unaudited pro forma combined condensed consolidated financial statements and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma combined condensed consolidated financial statements should be read together with:

•	the accompanying notes to the unaudited pro forma combined condensed consolidated financial statements;

•	TriCo’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2013 included in TriCo’s Annual Report on Form 10-K for the year ended December 31, 2013;

•	TriCo’s separate unaudited historical consolidated financial statements and accompanying notes as of and for the six months ended June 30, 2014 included in TriCo’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014;

•	North Valley’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2013 included in North Valley’s Annual Report on Form 10-K for the year ended December 31, 2013;

•	North Valley’s separate unaudited historical consolidated financial statements and accompanying notes as of and for the six months ended June 30, 2014 included in North Valley’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014; and

•	Other information pertaining to TriCo and North Valley contained in or incorporated by reference into the joint proxy statement/prospectus included in TriCo’s amended registration statement on Form S-4 filed on June 27, 2014. See “Selected Historical Consolidated Financial Data for TriCo” and “Selected Historical Consolidated Financial Data for North Valley in the joint proxy statement/prospectus.

Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet

as of June 30, 2014

(Dollars in Thousands)

	TriCo	North Valley	Pro forma adjustments				Pro forma combined
(in 000’s except per share amounts)			Dr	Cr
Assets:
Noninterest-bearing cash	$76,104	$22,984					$99,088
Interest-bearing cash	268,279	2,226					270,505

Cash and due from banks	344,383	25,210					369,593
Federal funds sold	—	124,640		$7	(a	)	124,633

Cash and cash equivalents	344,383	149,850					494,226
Securities - AFS	91,514	213,696					305,210
Securities - HTM	422,502	2					422,504
Restricted equity securities	11,582	8,576					20,158
Loans held for sale	1,671	—					1,671
Loans, gross	1,738,586	506,603		14,124	(b	)	2,231,065
Loan loss reserve	(39,968)	(9,012)	$9,012		(c	)	(39,968)

Loans, net	1,698,618	497,591					2,191,097
Foreclosed assets, net	5,785	505		13	(d	)	6,277
Premises and equipment, net	31,880	7,369	4,784		(e	)	44,033
Cash value of life insurance	53,106	37,759					90,865
Accrued interest	7,008	1,847					8,855
Goodwill	15,519	—	46,681		(f	)	62,200
Other intangible assets, net	779	37	6,577		(g	)	7,393
Mortgage servicing rights	5,909	923					6,832
Other assets	34,225	16,827		4,175	(h	)	46,877

Total assets	$2,724,481	$934,982					$3,708,198

Liabilities:
Deposits
Noninterest-bearing demand	$720,743	$198,128					$918,871
Interest-bearing	1,664,453	599,864					2,264,317

Total deposits	2,385,196	797,992					3,183,188
Accrued interest payable	849	106					955
Reserve for unfunded commitments	2,045	146					2,191
Other liabilities	28,135	16,204		2,972	(i	)	47,311
Other borrowings	6,075	—					6,075
Junior subordinated debt	41,238	21,651	6,664		(j	)	56,225

Total liabilities	2,463,538	836,099					3,295,945

							—
Shareholders’ equity:
Common stock	92,322	99,020	99,020	151,310	(k	)	243,632
Retained earnings	166,433	1,804		(1,804)	(k	)	166,433
Accumulated other comprehensive income	2,188	(1,941)		1,941	(k	)	2,188
Total shareholders’ equity	260,943	98,883					412,253

Total liabilities and shareholders’ equity	$2,724,481	$934,982	$172,738	$172,738			$3,708,198

Notes
(a)	Adjustment to cash and cash equivalents	$(7)
	Payment of cash consideration to North Valley common stock holders for fractional shares.
(b)	Adjustment to loans	$(14,124)
	To reflect fair value of loans acquired.
(c)	Adjustment to allowance for loan losses
	Since the acquired North Valley loans are carried at fair value at the acquisition date, there is no carryover of North Valley’s allowance for loan losses.	$9,012
(d)	Adjustment to foreclosed assets
	To reflect fair value of foreclosed assets acquired.	$(13)
(e)	Adjustment to premises and equipment, net
	To reflect fair value of premises and equipment acquired.	$4,784
(f)	Calculation of Goodwill for North Valley merger
	Represents the recognition of goodwill resulting from the difference between the net fair value of the acquired assets and assumed liabilities and the value of consideration paid for North Valley shareholders. The excess of the value of the consideration paid over the fair value of net assets acquired will be recorded as goodwill and can be summarized as follows:
	TriCo shares to be issued to North Valley shareholders	6,575,550
	Value of stock consideration to North Valley shareholders.	$151,310
	Cash consideration to North Valley common shareholders for fractional shares.	$7
	Total consideration paid	$151,317
	Carrying value of North Valley’s net assets at June 30, 2014	$98,883
	Fair value adjustments:
	Loans, net	$(5,112)
	Foreclosed assets	$(13)
	Premises and equipment	$4,784
	Core deposits	$6,577
	Deposits	$—
	Pension liability	$(2,972)
	Junior subordinated debt	$6,664
	Deferred taxes, net	$(4,175)

	Total fair value adjustments	$5,753
	Fair value of net assets acquired as of June 30, 2014	$104,636
	Excess of consideration paid over fair value of net assets acquired - (Goodwill)	$46,681
(g)	To record fair value of core deposit intangible related to North Valley’s nonmaturity deposits.	6,577

(h)	Adjustment to deferred taxes, net
	To reflect the net deferred tax asset, net created in the merger.	$(4,175)
	Calculated as follows:
	Fair value adjustments:
	Loans, net	$(5,112)
	Foreclosed assets	$(13)
	Premises and equipment	$4,784
	Core deposits	$6,577
	Deposits	$—
	Pension liability	$(2,972)
	Junior subordinated debt	$6,664
	Total fair value adjustments	$9,928
	Calculated deferred tax liability at TriCo’s estimated tax rate of 42.05%	$(4,175)
(i)	Adjustment to pension liability
	To reflect the estimated increase in pension liability due to change in control provisions of North Valley’s pension plans.	$(2,972)
(j)	Adjustment to subordinated debentures
	To reflect the fair value of junior subordinated debt acquired.	$6,664
(k)	Adjustment to equity
	To eliminate North Valley’s common equity.	$98,883
	To reflect the issuance of TriCo’s stock to North Valley shareholders.	$(151,310)
		$(52,427)

Unaudited Pro Forma Combined Condensed Consolidated Statement of Earnings

Six Months Ended June 30, 2014

(In thousands, except per share amounts)

	TriCo	North Valley	Pro forma adjustments				Pro forma combined
(in 000’s except per share amounts)			Dr	Cr
Interest income:
Loans	$48,171	$12,728		$253	(a	)	$61,152
Investments	6,823	3,099					9,922
Other	583	86					669

Total interest income	55,577	15,913					71,743

Interest expense:
Deposits	1,550	444					1,994
Subordinate debt	610	261	$167		(b	)	1,038
Other borrowings	2	—					2
Total interest expense	2,162	705					3,034

Net interest income	53,415	15,208					68,709

(Benefit from) provision for loan losses	353	—					353
Noninterest income:
Service charges and fees	10,981	3,547					14,528
Gain on sale of loans	978	520					1,498
Commissions on sale of non-deposit investment products	1,614	42					1,656
Increase in cash value of life insurance	797	710					1,507
Change in indemnification asset	(505)	—					(505)
Gain on sale of foreclosed assets	1,468	190					1,658
Gain on sale of securities	—	56					56
Other noninterest income	839	255					1,094

Total noninterest income	16,172	5,320					21,492

Noninterest expense:
Salaries and benefits	26,620	9,889		501	(c	)	36,008
Occupancy	3,764	1,218	80		(d	)	5,062
Equipment	2,096	412					2,508
Data processing and software	2,528	1,291					3,819
Assessments	1,002	307					1,309
ATM network charges	1,353	297					1,650
Advertising and marketing	683	245					928
Professional fees	1,726	427					2,153
Telecommunications	1,293	154					1,447
Postage	448	214					662
Courier service	458	214					672
OREO Expense	309	200					509
Intangible amortization	104	73	436		(e	)	613
Operational losses	327	200					527
Provision for OREO losses	40	84					124
(Benefit) provision for losses unfunded	(370)	—					(370)
Legal settlement	—	—					—
Merger related expenses	631	378		1,009			—
Other	5,421	1,914					7,335

Total noninterest expense	48,433	17,517					64,956
Income before income tax expense	20,801	3,011					24,892
Income tax expense	8,577	832	454	—	(f	)	9,863

Net income	$12,224	$2,179	$1,137	$1,763			$15,029

Weighted average shares outstanding:
Basic	16,112,560	6,836,463	6,836,463	6,575,550	(g	)	22,688,110
Diluted	16,316,379	6,889,491	6,889,491	6,575,550	(g	)	22,891,929
Earnings per common share:
Basic	$0.76	$0.32					$0.66
Diluted	$0.75	$0.32					$0.66

Notes:
(a)	Adjustment to loan interest income
	To reflect accretion of the loan discount resulting from the loan fair value pro forma adjustment based on weighted average remaining life of five years.	$(253)
(b)	Adjustment to subordinated debt interest expense
	To reflect amortization of the subordinated debentures discount resulting from the subordinated debentures fair value pro forma adjustment based on a weighted average life of 20 years.	$167
(c)	Adjustment due to amortization of intangibles
	To reflect amortization of acquired core deposit intangibles over seven years.	$436
(d)	Adjustment to pension plan expense
	To reflect decrease in net periodic pension cost due to accelerated recognition of pension liability at change in control.	$(501)
(e)	Adjustment to depreciation expense due to property, premises and equipment
	To reflect depreciation expense on increased fair value of buildings over 30 years.	$80
(f)	Adjustment to income tax provision
	To reflect the income tax effect of pro forma adjustments at TriCo’s effective tax rate.	$454
(g)	Adjustment to weighted average number of common shares and diluted common shares
	Shares issued by TriCo to North valley shareholders	6,575,550
	Removal of North Valley weighted average number of common shares	(6,836,463)

	Adjustment to weighted average number of common shares	(260,913)

	Shares issued by TriCo to North Valley shareholders	6,575,550
	Removal of North Valley weighted average number of diluted common shares	(6,889,491)

	Adjustment to weighted average number of diluted common shares	(313,941)

Unaudited Pro Forma Combined Condensed Consolidated Statement of Earnings

Year Ended December 31, 2013

(In thousands, except per share amounts)

	TriCo	North Valley	Pro forma adjustments				Pro forma combined
(in 000’s except per share amounts)			Dr	Cr
Interest income:
Loans	$97,548	$25,739		$509	(a	)	$123,796
Investments	7,319	6,420					13,739
Other	1,693	54					1,747

Total interest income	106,560	32,213					139,282

Interest expense:
Deposits	3,445	1,084					4,529
Subordinate debt	1,247	532	$333		(b	)	2,112
Other borrowings	4	2					6
Total interest expense	4,696	1,618					6,647

Net interest income	101,864	30,595					132,635

(Benefit from) provision for loan losses	(715)	—					(715)
Noninterest income:
Service charges and fees	25,257	8,112					33,369
Gain on sale of loans	5,602	3,038					8,640
Commissions on sale of non-deposit investment products	2,983	114					3,097
Increase in cash value of life insurance	1,727	1,472					3,199
Change in indemnification asset	(1,649)	—					(1,649)
Gain on sale of foreclosed assets	1,640	—					1,640
Gain on sale of securities	—	548					548
Other noninterest income	1,269	853					2,122

Total noninterest income	36,829	14,137					50,966

Noninterest expense:
Salaries and benefits	51,936	20,454		1,002	(c	)	71,388
Occupancy	7,405	2,495	159		(d	)	10,059
Equipment	4,162	860					5,022
Data processing and software	4,844	2,605					7,449
Assessments	2,248	820					3,068
ATM network charges	2,480	573					3,053
Advertising and marketing	1,981	571					2,552
Professional fees	3,019	1,034					4,053
Telecommunications	2,449	294					2,743
Postage	786	450					1,236
Courier service	988	418					1,406
OREO Expense	514	482					996
Intangible amortization	209	146	799		(e	)	1,154
Operational losses	618	474					1,092
Provision for OREO losses	682	3,057					3,739
(Benefit) provision for losses unfunded	(1,200)	3					(1,197)
Legal settlement	339	—					339

Other	10,144	4,777					14,921
Total noninterest expense	93,604	39,513					133,023

Income before income tax expense	45,804	5,219					51,535
Income tax expense	18,405	1,594	92	—	(f	)	20,091

Net income	$27,399	$3,625	$1,383	$1,511			$31,152

Weighted average shares outstanding:
Basic	16,045,141	6,835,554	6,835,554	6,575,550	(g	)	22,620,691
Diluted	16,197,324	6,857,929	6,857,929	6,575,550	(g	)	22,772,874
Earnings per common share:
Basic	$1.71	$0.53					$1.38
Diluted	$1.69	$0.53					$1.37

(a)	Adjustment to loan interest income
	To reflect accretion of the loan discount resulting from the loan fair value pro forma adjustment based on weighted average remaining life of five years.	$(509)
(b)	Adjustment to subordinated debt interest expense
	To reflect amortization of the subordinated debentures discount resulting from the subordinated debentures fair value pro forma adjustment based on a weighted average life of 20 years.	$333
(c)	Adjustment to pension plan expense
	To reflect decrease in net periodic pension cost due to accelerated recognition of pension liability at change in control.	$(1,002)
(d)	Adjustment to depreciation expense due to property, premises and equipment
	To reflect depreciation expense on increased fair value of buildings over 30 years	$159
(e)	Adjustment due to amortization of intangibles
	To reflect amortization of acquired core deposit intangibles over seven years	$799
(f)	Adjustment to income tax provision
	To reflect the income tax effect of pro forma adjustments at TriCo’s effective tax rate.	$92
(g)	Adjustment to weighted average number of common shares and diluted common shares
	Shares issued by TriCo to North valley shareholders	6,575,550
	Removal of North Valley weighted average number of common shares	(6,835,554)

	Adjustment to weighted average number of common shares	(260,004)

	Shares issued by TriCo to North valley shareholders	6,575,550
	Removal of North Valley weighted average number of diluted common shares	(6,857,929)

	Adjustment to weighted average number of diluted common shares	(282,379)